              As filed with the Securities and Exchange Commission
                             on December 15, 1997
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                              CIT RV TRUST 1997-A
                         -----------------------------
                           (Exact name of registrant
                         as specified in its charter)

             Delaware                                  Applied for
---------------------------------          ---------------------------------
     (State of incorporation)                      (I.R.S. Employer)
                                                Identification Number)

     c/o First Omni Bank, N.A.
     499 Mitchell Street
     Mail Stop 101-591
     Millsboro, Delaware                                 19966
---------------------------------          ---------------------------------
     (Address of principal                            (Zip Code)
     executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                   Name of each exchange on which
     to be so registered                   each class is to be registered
     -------------------                   ------------------------------

            None                                         N/A

          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box [ ].

Securities to be registered pursuant to Section 12(g) of the Act:

                    $40,300,000 Class A-1 Asset Backed Notes
                    $32,000,000 Class A-2 Asset Backed Notes
                    $89,000,000 Class A-3 Asset Backed Notes
                   $128,000,000 Class A-4 Asset Backed Notes
                    $74,000,000 Class A-5 Asset Backed Notes
                   $106,000,000 Class A-6 Asset Backed Notes
                    $49,700,000 Class A-7 Asset Backed Notes
                     $31,000,000 Class B Asset Backed Notes
                     $14,122,864 Asset Backed Certificates
            ______________________________________________________
                                (Title of class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

           Prospectus Supplement dated November 20, 1997 and Prospectus dated October 29, 1997 filed with the Commission on November 26, 1997 pursuant to Rule 424(b)(2) is incorporated by reference herein.



Item 2.    Exhibits*
           --------

           *1.1 Form S-3 Registration Statement No. 333-36061 filed with the
                Commission on September 19, 1997.

           *1.2 Amendment No. 1 to the Form S-3 Registration Statement No. 333-
                36061 filed with the Commission on October 29, 1997.


















--------------------------
 *  Previously filed.

                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              CIT RV TRUST 1997-A

                              By: FIRST OMNI BANK, N.A.
                                   as Owner Trustee


                                  /s/ David L. Williams
                              By: _________________________
                                  Name: David L. Williams
                                  Title: Vice President



Dated:  December 15, 1997